Mellon Mid Cap Stock Fund

Mellon National Intermediate Municipal Bond Fund

Mellon Massachusetts Intermediate Municipal Bond Fund


DREYFUS PREMIER SHARES


PROSPECTUS December 16, 2002


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


NOT FDIC-INSURED * NOT BANK-GUARANTEED * MAY LOSE VALUE




[PAGE]

The Funds

Contents

The Funds
--------------------------------------------------------------------------------


Mellon Mid Cap Stock Fund                                                 2

Mellon National Intermediate
Municipal Bond Fund                                                       8

Mellon Massachusetts Intermediate
Municipal Bond Fund                                                      13

Management                                                               17

Financial Highlights                                                     19


Your Investment
--------------------------------------------------------------------------------


Account Policies                                                         22

Distributions and Taxes                                                  25

Services for Fund Investors                                              26

Instructions for Regular Accounts                                        27

Instructions for IRAs                                                    28


For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE FUNDS' RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.


Each fund is offering its Dreyfus Premier shares in this prospectus. Dreyfus Premier shares are not available to new investors.


What each fund is -- and isn't

Each fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.


AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT. IT IS NOT INSURED OR GUARANTEED BY MELLON BANK, N.A., ANY OF ITS AFFILIATES OR ANY OTHER BANK, OR THE FDIC OR ANY OTHER GOVERNMENT AGENCY. IT IS NOT A COMPLETE INVESTMENT PROGRAM. YOU COULD LOSE MONEY IN A FUND, BUT YOU ALSO HAVE THE POTENTIAL TO MAKE MONEY.


The Funds


1


Mellon Mid Cap Stock Fund


--------------
Ticker Symbol: MMSPX



GOAL/APPROACH

The fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's MidCap 400((reg.tm)) Index (S&P MidCap 400). This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of mid-cap domestic companies. The fund may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the S&P MidCap 400 is a primary goal of the investment process.

In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on:

*   VALUE, or how a stock is priced relative to its perceived intrinsic worth

*   GROWTH, in this case the sustainability or growth of earnings

*   FINANCIAL PROFILE, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including Wall Street research and company management.

The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are similar to those of the S&P MidCap 400.

Concepts to understand


MID-CAP COMPANIES: generally established companies that may not be well known with market capitalizations ranging between $1 billion and $8 billion at the time of purchase. This range may fluctuate depending on changes in the value of the stock market as a whole. Mid-cap companies may lack the resources to weather economic shifts, though they can be faster to innovate than large companies.

COMPUTER MODEL: a proprietary computer model that evaluates and ranks a large universe of stocks. The model screens each stock for relative attractiveness within its economic sector and industry. To ensure that the model remains effective, the investment adviser reviews each of the screens on a regular basis and maintains the flexibility to adapt the screening criteria to changes in market conditions.

S&P MIDCAP 400: an unmanaged, market-capitalization-weighted index that measures the performance of 400 medium-capitalization stocks. The stocks comprising the S&P MidCap 400 have market capitalizations generally ranging between $47 million and $7.5 billion.





2

                                   MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means that you could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* SMALLER COMPANY RISK. Midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

* STOCK SELECTION RISK. Although the fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile similar to the S&P MidCap 400, the fund is expected to hold fewer securities than the index. Owning fewer securities and the ability to purchase companies not listed in the index can cause the fund to underperform the index.

* VALUE AND GROWTH STOCK RISK. By investing in a mix of value and growth companies, the fund assumes the risks of both. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already undervalued. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

* IPO RISK. The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Mellon Mid Cap Stock Fund




3


MELLON MID CAP STOCK FUND -- MAIN RISKS (CONTINUED)

* FOREIGN INVESTMENT RISK. To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility.


Other potential risks


The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.


4


PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Since Dreyfus Premier shares have less than one full calendar year of performance, past performance information for that class is not included in this prospectus. The performance figures shown represent those of the fund's Class M shares, which are not offered in this prospectus, and a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund. Before the fund commenced operations, substantially all of the assets of the CTF were transferred to the fund.

The bar chart on the next page shows you how the performance of the fund's Class M shares has varied from year to year. The top table compares the performance of the fund's Class M shares over time to that of the S&P MidCap 400. Please note that the performance figures for the fund's Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund's Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table on the next page compares the performance of the fund's Class M shares to that of the S&P MidCap 400 for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's Class M shares are shown before and after taxes and do not reflect the predecessor CTF's performance.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Because the fund's Dreyfus Premier shares are subject to higher expenses, the performance of such class of shares will be lower than the performance of the fund's Class M shares. Additionally, the contingent deferred sales charge (CDSC) applicable to Dreyfus Premier shares is not reflected in the performance figures for Class M shares in the bar chart. If the CDSC was reflected, the performance figures in the bar chart would be lower. The performance figures in the top table and bottom table for Class M shares reflect the CDSC applicable to Dreyfus Premier shares.

Mellon Mid Cap Stock Fund




5


MELLON MID CAP STOCK FUND -- PAST PERFORMANCE (CONTINUED)

Before June 1, 2000, the CTF sought to maintain a portfolio of stocks of companies with an average market capitalization of between $500 million and $3 billion, similar to the Russell 2500(TM) Stock Index (the Russell 2500), an unmanaged index based on the stocks of 3,000 large U.S. companies, as determined by market capitalization, but excluding the 500 largest such companies. Beginning June 1, 2000, the CTF sought to maintain a portfolio of stocks of companies with an average market capitalization of between $500 million and $5 billion, similar to the S&P MidCap 400, an unmanaged, capitalization-weighted index of 400 medium-capitalization stocks. The change in average market capitalization of companies held by the CTF was largely reflective of changes in the market value of companies in the benchmark. The change by the CTF reflected the view of its manager that the turnover of companies represented in the S&P MidCap 400 was less volatile than that of the Russell 2500, and that the S&P MidCap 400 was more familiar to investors. The fund currently seeks to maintain a portfolio of stocks of companies with an average market capitalization of between $1 billion and $8 billion.


Year-by-year total return AS OF 12/31 EACH YEAR (%)*


CLASS M SHARES


16.89   15.43   -1.64   39.38   22.21   23.30   -5.59   10.72    7.87   -1.88
   92      93      94      95      96      97      98      99      00      01


BEST QUARTER:                    Q4 '99                  +16.55%

WORST QUARTER:                   Q3 '98                  -21.71%


THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S CLASS M SHARES AS OF 9/30/02 WAS -21.01%.


--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                  1 Year                       5 Years                     10 Years
------------------------------------------------------------------------------------------------------------------------------------


MELLON MID CAP
STOCK FUND --
CLASS M SHARES                                    -5.81%                        6.09%*                      11.92%*


S&P MIDCAP 400                                    -0.62%                       16.11%                       15.01%
------------------------------------------------------------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                                           Since
                                                                       inception
                                              1 Year              (10/2/00)
--------------------------------------------------------------------------------


CLASS M SHARES
RETURNS BEFORE TAXES                         -5.81%                -9.15%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS                             -5.90%                -9.22%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                          -3.54%                -7.33%


S&P MIDCAP 400 REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                      -0.62%                -3.57%**
--------------------------------------------------------------------------------

*    REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.






6

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Dreyfus Premier shares in the table below.
--------------------------------------------------------------------------------

Fee table

                                                                 Dreyfus Premier
                                                                          shares
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                4.00
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS) % OF AVERAGE DAILY NET ASSETS

Investment advisory fees                                           0.75

Rule 12b-1 fee                                                     0.75

Shareholder services fee                                           0.25

Other expenses*                                                    0.17
--------------------------------------------------------------------------------

TOTAL                                                              1.92

* EXCLUDES MERGER-RELATED EXPENSES.
--------------------------------------------------------------------------------

Expense example

                                               1 Year            3 Years              5 Years               10 Years
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS PREMIER SHARES

WITH REDEMPTION                               $595               $903                $1,237                $1,910**

WITHOUT REDEMPTION                            $195               $603                $1,037                $1,910**

**   ASSUMES CONVERSION OF DREYFUS PREMIER SHARES TO INVESTOR SHARES, WHICH ARE
     OFFERED IN A SEPARATE PROSPECTUS, AT END OF THE SIXTH YEAR FOLLOWING THE
     DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Dreyfus Premier shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor (which may pay third parties) for providing shareholder services to the holders of Dreyfus Premier shares.


OTHER EXPENSES: estimated fees to be paid by the fund's Dreyfus Premier shares for the current fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees. Actual expenses may be greater or less than the amount listed in the fee table.

Mellon Mid Cap Stock Fund





7


Mellon National Intermediate Municipal Bond Fund

----------------
Ticker Symbol: MNMBX



GOAL/APPROACH

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds.

The fund's investments in municipal and taxable bonds must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and its average effective portfolio duration will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. In calculating average effective portfolio maturity and average effective portfolio duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Municipal bonds are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls


The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.


Concepts to understand


AVERAGE EFFECTIVE PORTFOLIO MATURITY: an average of the stated maturities of bonds held by the fund, based on their dollar-weighted proportions in the fund, adjusted to reflect provisions that may cause a bond's principal to be repaid earlier than at maturity.


DURATION: a way of measuring a bond's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the bond's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.




8

                                   MAIN RISKS


The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, which means that you could lose money.

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's effective maturity and duration, the more its share price is likely to react to interest rates.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price.

* CALL RISK. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities.

* ISSUER AND MARKET RISK. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

* MARKET SECTOR RISK. The fund may overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.


* DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

Other potential risks

Although the fund's objective is to generate income exempt from federal income tax, interest from some of its holdings may be subject to federal income tax including the alternative minimum tax. In addition, for temporary defensive purposes, the fund may invest up to all of its assets in taxable bonds. During such periods, the fund may not achieve its investment objective.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Although municipal and taxable bonds must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

Mellon National Intermediate Municipal Bond Fund




9


MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)


PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Since Dreyfus Premier shares have less than one full calendar year of performance, past performance information for that class is not included in this prospectus. The performance figures shown represent those of the fund's Class M shares, which are not offered in this prospectus, and a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund. Before the fund commenced operations, substantially all of the assets of the CTF were transferred to the fund.

The bar chart on the next page shows you how the performance of the fund's Class M shares has varied from year to year. The top table compares the performance of the fund's Class M shares over time to that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged total return performance benchmark of investment grade municipal bonds maturing in the 6-to-8-year range. Please note that the performance figures for the fund's Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's Class M shares for the past fiscal year (net of certain fund expenses that were borne by Mellon Bank, N.A. or the investment adviser), and the performance of the fund's Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table on the next page compares the performance of the fund's Class M shares to that of the Lehman Brothers 7-Year Municipal Bond Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's Class M shares are shown before and after taxes and do not reflect the predecessor CTF's performance.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Because the fund's Dreyfus Premier shares are subject to higher expenses, the performance of such class of shares will be lower than the performance of the fund's Class M shares. Additionally, the contingent deferred sales charge (CDSC) applicable to Dreyfus Premier shares is not reflected in the performance figures for Class M shares in the bar chart. If the CDSC was reflected, the performance figures in the bar chart would be lower. The performance figures in the top table and bottom table for Class M shares reflect the CDSC applicable to Dreyfus Premier shares.

The CTF was not authorized to invest in futures or option contracts. Although the fund is authorized to invest in futures and option contracts, it anticipates that any use it makes of them would be as an alternative means of managing or maintaining risk exposure similar to that associated with the CTF and that its investment in such derivatives would in no event exceed 10% of its total assets. The fund also does not anticipate that its authority to invest in futures and option contracts will cause its performance to differ materially from what it would be if it could not so invest. In addition, the fund expects that its effective duration will not exceed eight years. The CTF had no maximum duration policy. During the period for which the performance presented below reflects that of the CTF (through October 1, 2000), the CTF's duration generally ranged between 4.25 and 6.50 years.





10

Year-by-year total return AS OF 12/31 EACH YEAR (%)*


CLASS M SHARES


 7.53   10.45   -3.81   12.92    4.43    7.28    6.27   -1.48    9.99    4.99
   92      93      94      95      96      97      98      99      00      01


BEST QUARTER:                    Q1 '95                           +4.85%

WORST QUARTER:                   Q1 '94                           -3.44%


THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S CLASS M SHARES AS OF 9/30/02 WAS 8.64%.



Average annual total return AS OF 12/31/01

                                                   1 Year                       5 Years                    10 Years
------------------------------------------------------------------------------------------------------------------------------------


MELLON NATIONAL
INTERMEDIATE
MUNICIPAL BOND FUND --
CLASS M SHARES                                      1.99%                        5.18%*                        5.74%*


LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX                                          5.18%                         5.55%                         6.11%
------------------------------------------------------------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                                           Since
                                                                       inception
                                          1 Year               (10/2/00)
--------------------------------------------------------------------------------


CLASS M SHARES
RETURNS BEFORE TAXES                       1.99%                4.68%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS                           1.67%                5.98%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                        3.02%                5.80%


LEHMAN BROTHERS 7-YEAR MUNICIPAL
BOND INDEX REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                    5.18%                6.87%**
--------------------------------------------------------------------------------

*    REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.


Mellon National Intermediate Municipal Bond Fund






11


MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Dreyfus Premier shares in the table below.
--------------------------------------------------------------------------------

Fee table

                                                                 Dreyfus Premier
                                                                     shares
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS              3.00
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS) % OF AVERAGE DAILY NET ASSETS

Investment advisory fees                                         0.35

Rule 12b-1 fee                                                   0.50

Shareholder services fee                                         0.25

Other expenses                                                   0.19
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                                               1.29

Less: Fee waiver and/or
expense reimbursement*                                         (0.02)
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                                   1.27

* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF DREYFUS PREMIER SHARES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, RULE 12B-1 FEES AND SHAREHOLDER SERVICES FEES) ARE LIMITED TO 0.52%. THE AMOUNT OF THE FEE WAIVER/EXPENSE REIMBURSEMENT IS ESTIMATED.

--------------------------------------------------------------------------------

Expense example

                                               1 Year            3 Years              5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS PREMIER SHARES


WITH REDEMPTION                               $429               $607                $806                  $1,318**

WITHOUT REDEMPTION                            $129               $407                $706                  $1,318**


**   ASSUMES CONVERSION OF DREYFUS PREMIER SHARES TO INVESTOR SHARES, WHICH ARE
     OFFERED IN A SEPARATE PROSPECTUS, AT END OF THE SIXTH YEAR FOLLOWING THE
     DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only. The one-year example and the first year of the three-, five- and ten-year examples are based on net operating expenses, which reflect the expense waiver/ reimbursement by Mellon Bank, N.A. The three-, five- and ten-year examples are based on total annual fund operating expenses for each year after year one.

Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Dreyfus Premier shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor (which may pay third parties) for providing shareholder services to the holders of Dreyfus Premier shares.


OTHER EXPENSES: estimated fees to be paid by the fund's Dreyfus Premier shares for the current fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees. Actual expenses may be greater or less than the amount listed in the fee table.



12


Mellon Massachusetts Intermediate Municipal Bond Fund


----------------
Ticker Symbol: MMBPX



GOAL/APPROACH

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund also may invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds.

The fund's investments in municipal and taxable bonds must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and its average effective portfolio duration will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. In calculating average effective portfolio maturity and average effective portfolio duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Municipal bonds are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls


The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.


Concepts to understand


AVERAGE EFFECTIVE PORTFOLIO MATURITY: an average of the stated maturities of bonds held by the fund, based on their dollar-weighted proportions in the fund, adjusted to reflect provisions that may cause a bond's principal to be repaid earlier than at maturity.


DURATION: a way of measuring a bond's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the bond's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.





13


MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)


MAIN RISKS


The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, which means that you could lose money.

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's effective maturity and duration, the more its share price is likely to react to interest rates.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price.

* CALL RISK. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities.

* STATE-SPECIFIC RISK. Massachusetts' economy and the revenues underlying its municipal bonds may decline, meaning that the ability of the issuer to make timely principal and interest payments may be reduced. Investing primarily in a single state makes the fund's portfolio securities more sensitive to risks specific to the state.

* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

* MARKET SECTOR RISK. The fund may overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

* DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

Other potential risks

Although the fund's objective is to generate income exempt from federal and Massachusetts state income taxes, interest from some of its holdings may be subject to federal income tax including the alternative minimum tax. In addition, the fund may invest in taxable bonds and/or municipal bonds that are exempt only from federal income taxes and, for temporary defensive purposes, may invest up to all of its assets in such bonds. During such periods, the fund may not achieve its investment objective.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Although municipal and taxable bonds must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.





14

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the fund. Before the fund commenced operations (as of the close of business on September 6, 2002), substantially all of the assets of another investment company managed by the investment adviser, Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "Premier Massachusetts Fund"), were transferred to the fund in a tax-free reorganization. The performance figures for the fund's Dreyfus Premier shares in the bar chart at right represent the performance of Premier Massachusetts Fund's Class B shares from year to year. These performance figures do not reflect the CDSC applicable to Premier Massachusetts Fund's Class B shares (and the fund's Dreyfus Premier shares). If the CDSC was reflected, the returns shown would be lower. The performance figures for the fund's Dreyfus Premier shares in the table at right represent the performance of Premier Massachusetts Fund's Class B shares and are compared to those of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged total return performance benchmark of investment grade municipal bonds maturing in the 6-to-8-year range. The performance figures in the table reflect the CDSC applicable to Premier Massachusetts Fund's Class B shares (and the fund's Dreyfus Premier shares).


All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total return AS OF 12/31 EACH YEAR (%)*

DREYFUS PREMIER SHARES

                        11.79    3.30    6.48    4.80   -2.09    8.28    3.86
   92      93      94      95      96      97      98      99      00      01

BEST QUARTER:                    Q1 '95                         +4.23%

WORST QUARTER:                   Q2 '99                         -2.17%


THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S DREYFUS PREMIER SHARES AS OF 9/30/02 WAS 8.41%. THIS PERFORMANCE FIGURE REPRESENTS THE PERFORMANCE OF THE PREMIER MASSACHUSETTS FUND'S CLASS B SHARES (WITHOUT REFLECTING THE APPLICABLE CDSC) THROUGH SEPTEMBER 6, 2002 AND THE PERFORMANCE OF THE FUND'S DREYFUS PREMIER SHARES (WITHOUT REFLECTING THE APPLICABLE CDSC) THEREAFTER.


--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01*

                                                                                                                Since
                                                                                                              inception
                                                             1 Year                   5 Years                (12/28/94)
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS PREMIER SHARES

RETURNS BEFORE TAXES                                           0.86%                    4.03%                   5.18%

DREYFUS PREMIER SHARES
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                               0.86%                    4.01%                   5.14%

DREYFUS PREMIER SHARES
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                            1.95%                    3.98%                   4.97%

LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX**

REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                        5.18%                    5.55%                   6.57%***
------------------------------------------------------------------------------------------------------------------------------------


*    REFLECTS THE PERFORMANCE OF THE CLASS B SHARES OF PREMIER MASSACHUSETTS
     FUND.

**   UNLIKE THE FUND, THE INDEX IS NOT LIMITED TO OBLIGATIONS ISSUED BY A SINGLE
     STATE OR MUNICIPALITIES IN THAT STATE.

***  FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/94 IS USED AS THE
     BEGINNING VALUE ON 12/28/94.




Mellon Massachusetts Intermediate Municipal Bond Fund






15


MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Dreyfus Premier shares in the table below.
--------------------------------------------------------------------------------

Fee table

                                                                 Dreyfus Premier
                                                                          shares
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS              3.00
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

(EXPENSES PAID FROM FUND ASSETS) % OF AVERAGE DAILY NET ASSETS

Investment advisory fees                                         0.35

Rule 12b-1 fee                                                   0.50

Shareholder services fee                                         0.25

Other expenses                                                   0.20
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                                               1.30

Less: Fee waiver and/or
expense reimbursement*                                         (0.05)
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                                   1.25

* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES THROUGH 9/30/07, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF DREYFUS PREMIER SHARES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, RULE 12B-1 FEES AND SHAREHOLDER SERVICES FEES) ARE LIMITED TO 0.50%. THE AMOUNT OF THE FEE WAIVER/EXPENSE REIMBURSEMENT IS ESTIMATED.

--------------------------------------------------------------------------------

Expense example

                                               1 Year            3 Years              5 Years               10 Years
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS PREMIER SHARES

WITH REDEMPTION                               $427               $597                $786                  $1,279**

WITHOUT REDEMPTION                            $127               $397                $686                  $1,279**

**    ASSUMES CONVERSION OF DREYFUS PREMIER SHARES TO INVESTOR SHARES, WHICH ARE
      OFFERED IN A SEPARATE PROSPECTUS, AT END OF THE SIXTH YEAR FOLLOWING THE
      DATE OF PURCHASE.



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only. The one-year, three-year and five-year examples and the first five years of the ten-year examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Mellon Bank, N.A. The ten-year example is based on total annual fund operating expenses for each year after year five.

Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Dreyfus Premier shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor (which may pay third parties) for providing shareholder services to the holders of Dreyfus Premier shares.


OTHER EXPENSES: estimated fees to be paid by the fund's Dreyfus Premier shares for the current fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees. Actual expenses may be greater or less than the amount listed in the fee table.







16

MANAGEMENT


The investment adviser for the funds is Mellon Fund Advisers, a division of The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $187 billion in over 200 mutual fund portfolios and is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $562 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.


Portfolio managers

NAME OF FUND                                 PRIMARY PORTFOLIO MANAGER
--------------------------------------------------------------------------------


Mellon Mid Cap Stock Fund                    Anthony J. Galise

Mellon National Intermediate
Municipal Bond Fund                          John F. Flahive

Mellon Massachusetts Intermediate
Municipal Bond Fund                          John F. Flahive

--------------------------------------------------------------------------------

Biographical information


JOHN FLAHIVE, CFA, has been a portfolio manager of the Mellon National Intermediate Municipal Bond Fund since its inception in October 2000 and of the Mellon Massachusetts Intermediate Municipal Bond Fund since its inception in October 2002 and a portfolio manager at Dreyfus since November 1994. Mr. Flahive is also first vice president of Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, which he joined in October 1994.

ANTHONY J. GALISE, CFA, has been a portfolio manager of the Mellon Mid Cap Stock Fund since its inception in October 2000 and a portfolio manager at Dreyfus since April 1996. He is also a vice president and portfolio manager at Mellon Bank, N.A. He joined Mellon in 1993 with over 20 years of equity investment experience.


The funds, the investment adviser and Dreyfus Service Corporation (each fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund. The investment adviser's code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by the investment adviser's employees does not disadvantage any fund managed by the investment adviser.





17

MANAGEMENT (CONTINUED)

Investment advisory fee


Each of the funds has agreed to pay the investment adviser an investment advisory fee at the annual rate set forth in the table below, and for the fiscal year ended August 31, 2002, each of the funds (other than Mellon Massachusetts Intermediate Municipal Bond Fund) paid the investment adviser an investment advisory fee at the effective annual rate set forth in the table below.


Investment advisory fees

                                                           CONTRACTUAL                       EFFECTIVE
                                                    INVESTMENT ADVISORY FEE           INVESTMENT ADVISORY FEE
                                                     (AS A PERCENTAGE OF                (AS A PERCENTAGE OF
NAME OF FUND                                       AVERAGE DAILY NET ASSETS)          AVERAGE DAILY NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------


Mellon Mid Cap Stock Fund                                    0.75%                            0.75%

Mellon National Intermediate Municipal Bond Fund             0.35%                            0.35%

Mellon Massachusetts Intermediate Municipal Bond Fund        0.35%                              *

*    MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND HAD NOT COMMENCED
     OPERATIONS AS OF AUGUST 31, 2002.




18


FINANCIAL HIGHLIGHTS


Mellon Mid Cap Stock Fund
Mellon National Intermediate Municipal Bond Fund

Since neither fund offered Dreyfus Premier shares until after August 31, 2002, financial highlights information for that class is not included in this prospectus. The following tables describe the performance of each fund's Class M shares, which are not offered in this prospectus, for the fiscal periods indicated. "Total return" shows how much an investment in each fund's Class M shares would have increased (or decreased) during each period, assuming all dividends and distributions were reinvested. These financial highlights have been audited by KPMG LLP, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request. Keep in mind that the higher operating expenses and contingent deferred sales charge applicable to Dreyfus Premier shares are not reflected in the table. If they were reflected, the investment returns shown would be lower.


                                                                                                          CLASS M SHARES
                                                                                                -----------------------------------
                                                                                                  YEAR ENDED         PERIOD ENDED
                                                                                                   AUGUST 31,          AUGUST 31,
MELLON MID CAP STOCK FUND                                                                             2002               2001(1)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($):

Net asset value, beginning of period                                                                  11.20               12.50

Investment operations:

    Investment income (loss) -- net                                                                    .04(2)             .02(2)

    Net realized and unrealized gain (loss) on investments                                            (1.29)             (1.32)

 Total from investment operations                                                                     (1.25)             (1.30)

Distributions:

    Dividends from investment income -- net                                                            (.03)           (.00)(3)

 Net asset value, end of period                                                                         9.92              11.20

 Total Return (%)                                                                                    (11.21)           (10.39)(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                                  .93              .85(4)

Ratio of net investment income (loss) to average net assets                                              .33              .14(4)

 Portfolio turnover rate                                                                               61.20            59.63(4)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                               839,075            850,110

(1)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 2001.
     EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND ON DECEMBER 16, 2002, MPAM SHARES WERE REDESIGNATED AS CLASS M
     SHARES.


(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  NOT ANNUALIZED.

Financial Highlights



19

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                                           CLASS M SHARES
                                                                                                  --------------------------------
                                                                                                   YEAR ENDED        PERIOD ENDED
MELLON NATIONAL INTERMEDIATE                                                                        AUGUST 31,         AUGUST 31,
MUNICIPAL BOND FUND                                                                                    2002(1)           2001(2)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

Net asset value, beginning of period                                                                   13.24              12.50

Investment operations:

    Investment income (loss) -- net                                                                    .52(3)               .51

    Net realized and unrealized gain (loss) on investments                                               .14                .74

 Total from investment operations                                                                        .66               1.25

Distributions:

    Dividends from investment income -- net                                                            (.52)              (.51)

    Dividends from net realized gain on investments                                                    (.13)           (.00)(4)

 Total distributions                                                                                   (.65)              (.51)

 Net asset value, end of period                                                                        13.25              13.24

 Total Return (%)                                                                                       5.16            10.21(5)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                                  .52              .52(6)

Ratio of net investment income (loss) to average net assets                                             4.04             4.33(6)

Decrease reflected in above expense ratio due to undertakings by Dreyfus                                 .01              .01(6)

 Portfolio turnover rate                                                                               60.12            47.78(5)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                               555,158            477,595

(1)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY LESS
     THAN $.01, DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME
     TO AVERAGE NET ASSETS FROM 4.02% TO 4.04% FOR CLASS M SHARES. PER-SHARE
     DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001
     HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(2)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 2001.
     EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND ON DECEMBER 16, 2002, MPAM SHARES WERE REDESIGNATED AS CLASS M
     SHARES.


(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(5)  NOT ANNUALIZED.

(6) ANNUALIZED.


20


FINANCIAL HIGHLIGHTS


Mellon Massachusetts Intermediate Municipal Bond Fund

Since the fund did not offer Dreyfus Premier shares until after August 31, 2002, financial highlights information for that class is not included in this prospectus. Please note that the financial highlights information in the following table for the fund's Dreyfus Premier shares represents the financial highlights of Premier Massachusetts Fund's Class B shares for the fiscal periods indicated. Before the fund commenced operations, substantially all of the assets of Premier Massachusetts Fund were transferred to the fund in a tax-free reorganization. "Total return" shows how much an investment in Premier Massachusetts Fund's Class B shares would have increased (or decreased) during the period, assuming all dividends and distributions were reinvested. These financial highlights have been audited by KPMG LLP, whose report, along with Premier Massachusetts Fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                     DREYFUS PREMIER SHARES
                                                          ------------------------------------------------------------------------
                                                          PERIOD ENDED
MELLON MASSACHUSETTS INTERMEDIATE                          AUGUST 31,                           YEAR ENDED JUNE 30,

 MUNICIPAL BOND FUND                                         2002(1)            2002(2)     2001      2000      1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                        12.64              12.40      11.92     12.06      12.37      12.18

 Investment operations:  Investment income -- net            .07(3)             .43(3)       .46       .45        .44        .47

                           Net realized and unrealized
                         gain (loss) on investments            .17                .24        .48     (.14)      (.30)        .24

 Total from investment operations                              .24                .67        .94       .31        .14        .71

 Distributions:          Dividends from investment
                         income - net                        (.07)              (.43)      (.46)     (.45)      (.44)      (.47)

                           Dividends from net realized
                         gain on investments                    --                 --         --        --      (.01)      (.05)

 Total distributions                                         (.07)              (.43)      (.46)     (.45)      (.45)      (.52)

 Net asset value, end of period                              12.81              12.64      12.40     11.92      12.06      12.37

 Total Return (%)(4)                                        1.98(5)              5.40       8.00      2.70       1.09       5.87
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                    1.25(6)              1.25       1.25      1.25       1.25       1.25

 Ratio of net investment income to average net assets       3.17(6)              3.41       3.74      3.80       3.56       3.78

 Portfolio turnover rate                                    4.48(5)             11.45      14.88     31.89      16.35       6.63
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                       1,484              1,251        862       738        901        637

(1)  THE FUND'S FISCAL YEAR END IS AUGUST 31ST. PREMIER MASSACHUSETTS FUND
     CHANGED ITS FISCAL YEAR-END FROM JUNE 30TH TO AUGUST 31ST.

(2)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE (3)
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     JUNE 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS
     THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
     ASSETS BY LESS THAN .01%. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.



(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH-END.


(4)  EXCLUSIVE OF CDSC WHICH WAS APPLICABLE TO CLASS B SHARES OF THE PREMIER
     MASSACHUSETTS FUND.


(5)  NOT ANNUALIZED.

(6)  ANNUALIZED.


Financial Highlights



21

Your Investment

                                ACCOUNT POLICIES


Each fund is offering its Dreyfus Premier shares in this prospectus. Holders of Dreyfus Premier shares of Mellon Mid Cap Stock Fund and Mellon Massachusetts Intermediate Municipal Bond Fund since September 6, 2002 may continue to purchase Dreyfus Premier shares of the respective fund. Holders of Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund since October 11, 2002 may continue to purchase Dreyfus Premier shares of that fund. Dreyfus Premier shares are not available to new investors.


Contingent Deferred Sales Charge (CDSC)

The CDSC schedule applicable to each fund's Dreyfus Premier shares is set forth below.
--------------------------------------------------------------------------------


MELLON MID CAP STOCK FUND

DREYFUS PREMIER SHARES --
CDSC IMPOSED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Investor class
                                    (which is offered in a separate
                                    prospectus)

Dreyfus Premier shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------


MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND
MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

DREYFUS PREMIER SHARES --
CDSC IMPOSED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       3.00%

2 -- 4 years                        2.00%

4 -- 5 years                        1.00%

5 -- 6 years                        0.00%

More than 6 years                   Shares will automatically
                                    convert to Investor class
                                    (which is offered in a separate
                                    prospectus)

Dreyfus Premier shares also carry an annual Rule 12b-1 fee of 0.50% of the class's average daily net assets.

Buying shares


Your price for Dreyfus Premier shares of a fund is the net asset value per share
(NAV) of that class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Mellon Mid Cap Stock Fund's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board. Mellon National Intermediate Municipal Bond Fund's and Mellon Massachusetts Intermediate Municipal Bond Fund's investments are generally valued by one or more independent pricing services approved by the fund's board.


Orders to buy and sell shares received by dealers by the close of trading on the New York Stock Exchange and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the New York Stock Exchange that day.
--------------------------------------------------------------------------------

Minimum subsequent investment requirements


--------------------------------------------------------------------------------

REGULAR ACCOUNTS                                      $100; $500 FOR
                                                      TELETRANSFER INVESTMENTS

IRAS                                                  NO MINIMUM

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.


Because Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund seek tax exempt income, they are not recommended for purchase by qualified retirement plans or other tax-advantaged accounts.


Concept to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding.







22

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Your order will be processed promptly and you will generally receive the proceeds within a week.


To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. The time period that you held Class B shares of another fund managed by the fund's investment adviser that participated in a tax-free reorganization with the corresponding fund will be applied to the calculation of the CDSC to be imposed on your sale of such corresponding fund's Dreyfus Premier shares. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.


Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not process wire, telephone or TeleTransfer redemption requests for up to eight business days following the purchase of those share

Limitations on selling shares by phone

Proceeds
sent by                        Minimum                Maximum
--------------------------------------------------------------------------------

CHECK                          NO MINIMUM             $250,000 PER DAY

WIRE                           $1,000                 $500,000 FOR JOINT
                                                      ACCOUNTS EVERY 30 DAYS

DREYFUS                        $500                   $500,000 FOR JOINT
TELETRANSFER                                          ACCOUNTS EVERY 30 DAYS

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment



23

ACCOUNT POLICIES (CONTINUED)

General policies

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the fund transfer agent or its authorized agent take reasonable measures to verify the order.

Each fund reserves the right to:

* refuse any purchase or exchange request that could adversely affect any fund or its operations, including those from any individual or group who, in a fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of a fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of any fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

Each fund also reserves the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's total assets).



24


DISTRIBUTIONS AND TAXES

Each fund usually pays its shareholders dividends, if any, from its net investment income as follows:


                                               Dividend payment
Fund                                           frequency
--------------------------------------------------------------------------------


MELLON MID CAP STOCK FUND                      ANNUALLY

MELLON NATIONAL INTERMEDIATE
MUNICIPAL BOND FUND                            MONTHLY

MELLON MASSACHUSETTS
INTERMEDIATE MUNICIPAL
BOND FUND                                      MONTHLY


Each fund generally distributes any net capital gains it has realized once a year. Dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Fund dividends (except to the extent attributable to tax-exempt income) and distributions are taxable to most investors (unless your investment is in a tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                 Tax rate for                Tax rate for
distribution            10%  or 15% bracket         27% bracket or above
--------------------------------------------------------------------------------

INCOME                  ORDINARY                    ORDINARY
DIVIDENDS               INCOME RATE*                INCOME RATE*

                        GENERALLY                   GENERALLY
                        TAX-EXEMPT**                TAX-EXEMPT**

SHORT-TERM              ORDINARY                    ORDINARY
CAPITAL GAINS           INCOME RATE                 INCOME RATE

LONG-TERM
CAPITAL GAINS           8%/10%                      18%/20%


*    WITH RESPECT TO MELLON MID CAP STOCK FUND

** WITH RESPECT TO MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND AND MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund anticipate that a substantial portion of income dividends will be exempt from federal personal income tax (and, in the case of Mellon Massachusetts Intermediate Municipal Bond Fund, a substantial portion of those dividends will normally be exempt from Massachusetts state personal income tax). However, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income, and any distributions of long-term capital gains will be taxable as such.


Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.


Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The second table at left also can provide a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 27% or above tax bracket, purchased after December 31, 2000.

Your Investment


25

SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

AUTOMATIC                       For making automatic investments ASSET BUILDER
                                ((reg.tm)) from a designated bank account.

PAYROLL For making automatic investments SAVINGS PLAN through a payroll deduction.

GOVERNMENT DIRECT               For making automatic investments
DEPOSIT PRIVILEGE               from your federal employment,
                                Social Security or other regular federal government check.

DIVIDEND SWEEP                  For automatically reinvesting the
                                dividends and distributions from
                                the fund into the same class of
                                another fund or into Class B shares
                                of another fund managed by the
                                fund's investment adviser or its
                                affiliates (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

AUTO-EXCHANGE                   For making regular exchanges from
PRIVILEGE                       the fund into the same class of
                                another fund or into Class B shares
                                of another fund managed by the
                                fund's investment adviser or
                                its affiliates.
--------------------------------------------------------------------------------

For selling shares

AUTOMATIC                       For making regular withdrawals from
WITHDRAWAL PLAN                 the funds. There will be no CDSC on Dreyfus
                                Premier shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

You can exchange Dreyfus Premier shares of a fund worth $500 or more into the same class of another fund or into Class B shares of another fund managed by the fund's investment adviser or its affiliates. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be subject to a higher CDSC if you exchange into any fund that has a higher CDSC than the fund.

TeleTransfer privilege

To move money between your bank account and your fund account with a phone call, use the TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application, or contact your financial representative.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Dreyfus Premier shares you redeemed within 45 days of selling them at the current share price and if you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.






26

 INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO ADD TO AN ACCOUNT

            In Writing

   Fill out an investment slip, and write your account number on your check.

   Mail the slip and the check to:

   Name of Fund

   P.O. Box 55268, Boston, MA 02205-8502

   Attn: Institutional Processing

TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* the share class

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds

P.O. Box 55268, Boston, MA 02205-8502

Attn: Institutional Processing

To make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

           By Telephone

   WIRE Have your bank send your investment to Boston Safe Deposit & Trust Co., with these instructions:

   * ABA# 011001234

   * DDA# 000388

   * the fund name

   * the share class

   * your account number

   * name(s) of investor(s)

   * dealer number if applicable

   ELECTRONIC CHECK Same as wire, but before your account number insert 5690.

   TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.

WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.


           Automatically

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

Your Investment







27


 INSTRUCTIONS FOR IRAS (Mellon Mid Cap Stock Fund only)


   TO ADD TO AN ACCOUNT

            In Writing

   Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

   Mail the slip and the check to:
   The Dreyfus Trust Company, Custodian

   P.O. Box 55552, Boston, MA 02205-8568

   Attn: Institutional Processing


TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature

* your account number and fund name

* the dollar amount you want to sell

* how and where to send the proceeds

* whether the distribution is qualified or  premature

* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Trust Company

P.O. Box 55552, Boston, MA 02205-8568

Attn: Institutional Processing

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

           By Telephone

   WIRE Have your bank send your investment to Boston Safe Deposit & Trust Co., with these instructions:

   * ABA# 011001234

   * DDA# 000388

   * the fund name

   * the share class * your account number

   * name of investor

   * the contribution year

   * dealer number if applicable

   ELECTRONIC CHECK Same as wire, but before your account number insert 5690.


            Automatically

   ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.

SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.



28


NOTES

For More Information


Mellon Mid Cap Stock Fund

Mellon National Intermediate Municipal Bond Fund

Mellon Massachusetts Intermediate Municipal Bond Fund

Series of Mellon Funds Trust
-------------------------------------
SEC file number:  811-09903

More information on any fund is available free upon request, including the following:

Annual/Semiannual Report

Describes each fund's performance, lists portfolio holdings and contains a letter from the fund's portfolio manager(s) discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611.

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation                                MPAM3-P1202